Exhibit 10.5

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (the “Agreement”) dated as of _________ __, 2026 by and among:

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (in its individual capacity, the “Company”),

CenterPoint Energy Restoration Bond Company II, LLC, a Delaware limited liability company (“Restoration BondCo II”),

U.S. Bank Trust Company, National Association, in its capacity as system restoration bond trustee under the Indenture dated as of September 17, 2025 (the “Series 2025-A System Restoration Bond Trustee”), by and among Restoration BondCo II, the Series 2025-A System Restoration Bond Trustee and U.S. Bank National Association, as securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Series 2025-A System Restoration Bond Indenture”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the initial servicer of the Series 2025-A System Restoration Property referred to below (including any successor in such capacity, the “Series 2025-A System Restoration Charge Servicer”),

CenterPoint Energy Restoration Bond Company III, LLC, a Delaware limited liability company (“Restoration BondCo III”),

U.S. Bank Trust Company, National Association, in its capacity as system restoration bond trustee under the Indenture dated as of the date hereof (the “Series 2026-A System Restoration Bond Trustee”), by and among Restoration BondCo III, the Series 2026-A System Restoration Bond Trustee and U.S. Bank National Association, as securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Series 2026-A System Restoration Bond Indenture” and, together with the Series 2025-A System Restoration Bond Indenture, the “Indentures”),

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as the initial servicer of the Series 2026-A System Restoration Property referred to below (including any successor in such capacity, the “Series 2026-A System Restoration Charge Servicer”), and

CenterPoint Energy Houston Electric, LLC, a Texas limited liability company, in its capacity as collection agent for the benefit of the Series 2025-A System Restoration Charge Servicer and the Series 2026-A System Restoration Charge Servicer (the “Utility”).

WHEREAS, pursuant to the terms of the System Restoration Property Sale Agreement dated as of September 17, 2025, by and between Restoration BondCo II and the Company in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Series 2025-A System Restoration Property Sale Agreement” ), the Company has sold to Restoration BondCo II certain assets known as “System Restoration Property” which includes rights to the “System Restoration Charges” (hereinafter, the “Series 2025-A System Restoration Property” and the “Series 2025-A System Restoration Charges”);

WHEREAS, pursuant to the terms of the Series 2025-A System Restoration Bond Indenture, Restoration BondCo II, among other things, has granted to the Series 2025-A System Restoration Bond Trustee a security interest in certain of its assets, including the Series 2025-A System Restoration Property, to secure Restoration BondCo II’s Series 2025-A Senior Secured System Restoration Bonds issued pursuant to the Series 2025-A System Restoration Bond Indenture (the “Series 2025-A System Restoration Bonds”);

WHEREAS, pursuant to the terms of the System Restoration Property Servicing Agreement dated as of September 17, 2025, by and between Restoration BondCo II and the Series 2025-A System Restoration Charge Servicer (as it may hereafter from time to time be amended, restated or modified, the “Series 2025-A System Restoration Property Servicing Agreement”), the Series 2025-A System Restoration Charge Servicer has agreed to provide for the benefit of Restoration BondCo II servicing functions with respect to the Series 2025-A System Restoration Property and the Series 2025-A System Restoration Charges;

WHEREAS, pursuant to the terms of the Series 2026-A System Restoration Property Sale Agreement dated as of date hereof, by and between Restoration BondCo III and the Company in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Series 2026-A System Restoration Property Sale Agreement”), the Company has sold to Restoration BondCo III certain assets known as “System Restoration Property” which includes the “System Restoration Charges” (hereinafter, the “Series 2026-A System Restoration Property” and the “Series 2026-A System Restoration Charges”);

WHEREAS, pursuant to the terms of the Series 2026-A System Restoration Bond Indenture, Restoration BondCo III, among other things, has granted to the Series 2026-A System Restoration Bond Trustee a security interest in certain of its assets, including the Series 2026-A System Restoration Property, to secure Restoration BondCo III’s Series 2026-A Senior Secured System Restoration Bonds issued pursuant to the Series 2026-A System Restoration Bond Indenture (the “Series 2026-A System Restoration Bonds”);

WHEREAS, pursuant to the terms of the System Restoration Property Servicing Agreement dated as of the date hereof, by and between Restoration BondCo III and the Series 2026-A System Restoration Charge Servicer (as it may hereafter from time to time be amended, restated or modified, the “Series 2026-A System Restoration Property Servicing Agreement” and, together with the Series 2025-A System Restoration Property Servicing Agreement, the “Servicing Agreements”), the Series 2026-A System Restoration Charge Servicer has agreed to provide for the benefit of Restoration BondCo III servicing functions with respect to the Series 2026-A System Restoration Property and the Series 2026-A System Restoration Charges; and

WHEREAS, the parties hereto wish to agree upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Series 2025-A System Restoration Property Sale Agreement, the Series 2025-A System Restoration Bond Indenture, the Series 2025-A System Restoration Property Servicing Agreement, the Series 2026-A System Restoration Property Sale Agreement, the Series 2026-A System Restoration Bond Indenture and the Series 2026-A System Restoration Property Servicing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Series 2025-A System Restoration Bond Trustee, Restoration BondCo II, and the Series 2025-A System Restoration Charge Servicer each hereby acknowledge the ownership interest of Restoration BondCo III in the Series 2026-A System Restoration Property, including the Series 2026-A System Restoration Charges and the revenues, collections, claims, rights, payments, monies and proceeds arising therefrom, and the security interests in favor of the Series 2026-A System Restoration Bond Trustee for the benefit of itself and the Holders (as defined in the Series 2026-A System Restoration Property Indenture) of the Series 2026-A System Restoration Bonds in the Series 2026-A System Restoration Property. The Series 2026-A System Restoration Bond Trustee, Restoration BondCo III, and the Series 2026-A System Restoration Charge Servicer each hereby acknowledge the ownership interest of Restoration BondCo II in the Series 2025-A System Restoration Property, including the Series 2025-A System Restoration Charges and the revenues, collections, claims, rights, payments, monies and proceeds arising therefrom, and the security interests in favor of the Series 2025-A System Restoration Bond Trustee for the benefit of itself and the Holders (as defined in the Series 2025-A System Restoration Property Indenture) of the Series 2025-A System Restoration Bonds in the Series 2025-A System Restoration Property.

SECTION 2. Deposit Accounts. Restoration BondCo II, the Series 2025-A System Restoration Bond Trustee, the Series 2025-A System Restoration Charge Servicer, Restoration BondCo III, the Series 2026-A System Restoration Bond Trustee and the Series 2026-A System Restoration Charge Servicer each acknowledge that collections with respect to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Property may from time to time be deposited into one or more designated accounts of the Utility (the “Deposit Accounts”). Subject to Section 4 below, the Utility agrees to:

(i) maintain the Deposit Accounts for the benefit of the Series 2025-A System Restoration Charge Servicer, the Series 2025-A System Restoration Bond Trustee, Restoration BondCo II, the Series 2026-A System Restoration Charge Servicer, the Series 2026-A System Restoration Bond Trustee, and Restoration BondCo III, as their respective interests may appear;

(ii) allocate and remit funds from the Deposit Accounts: (a) at the times specified in the respective Indentures and Servicing Agreements to the Series 2025-A System Restoration Bond Trustee in the case of collections relating to the Series 2025-A System Restoration Property and to the Series 2026-A System Restoration Bond Trustee in the case of collections relating to the Series 2026-A System Restoration Property; provided that: to the extent the amount remitted by a retail electric provider (“REP”) is insufficient to satisfy any bill in respect of the Series 2025-A System Restoration Charges and the Series 2026-A System Restoration Charges, the amount paid by the REP will first be apportioned ratably among the 2026-A System Restoration Charges, the 2025-A System Restoration Charges and other fees and charges (including amounts billed and due in respect of system restoration charges associated with other system restoration bonds issued under other financing orders of the Public Utility Commission of Texas (“PUCT”)), other than late fees, and second, any remaining portion of the payment will be allocated to late fees; and

(iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in clause (ii) above.

Each of the Series 2025-A System Restoration Bond Trustee, Restoration BondCo II, the Series 2026-A System Restoration Bond Trustee, and Restoration BondCo III shall have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the Securitization Act (as defined in the applicable Indenture) and PUCT Regulations (as defined in the applicable Servicing Agreement).

SECTION 4. Servicing. (a)(i)  Pursuant to Section 2 above, the Utility, in its role as Series 2025-A System Restoration Charge Servicer and Series 2026-A System Restoration Charge Servicer, shall allocate and remit funds received from REPs, for the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”). The same entity must always act as servicer in the performance of the Allocation Services as to all of the Series 2025-A System Restoration Bonds and all of the Series 2026-A System Restoration Bonds. In the event that the Series 2025-A System Restoration Bond Trustee or the Series 2026-A System Restoration Bond Trustee is entitled to and is directed by the vote of Holders representing a majority of the outstanding principal amount of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds (such Holders, the “Majority Holders”), as applicable, to exercise its respective right to replace the Company as Series 2025-A System Restoration Charge Servicer or Series 2026-A System Restoration Charge Servicer, as applicable, in its role as the provider of the Allocation Services, the party directed to exercise such right shall promptly give written notice to the other (the “Servicer Notice”) and reasonably cooperate with the other in communicating with the respective Holders of the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds regarding such Holders’ selection of the Person who would replace the Company in such capacities. Any successor in such capacities must be appointed by both the Series 2025-A System Restoration Bond Trustee and the Series 2026-A System Restoration Bond Trustee, each acting upon the vote of the Majority Holders of the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds, respectively, within twenty Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in New York, New York, Chicago, Illinois or Houston, Texas. The Person named as replacement Series 2025-A System Restoration Charge Servicer or Series 2026-A System Restoration Charge Servicer (as the case may be) in accordance with this Section 4 is referred to herein as the “Replacement Servicer”.

(ii)            In the event that the Series 2025-A System Restoration Bond Trustee or the Series 2026-A System Restoration Bond Trustee is entitled to and is directed by the Majority Holders of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds, as applicable, to, on behalf of such Holders, exercise its rights to redirect collections relating to the Series 2025-A System Restoration Property or the Series 2026-A System Restoration Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Securities Account” (as defined in the applicable Indenture) and shall be held for the benefit of the Series 2025-A System Restoration Bond Trustee, and the Series 2026-A System Restoration Bond Trustee, as their interests may appear. The “Designated Account Holder” shall be a financial institution selected by both the Series 2025-A System Restoration Bond Trustee and the Series 2026-A System Restoration Bond Trustee, each acting upon the vote of the Majority Holders of the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds, respectively, and subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Series 2025-A System Restoration Bond Trustee and the Series 2026-A System Restoration Bond Trustee as their interests may appear as provided in paragraph (b) below. In the event that the Majority Holders of the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds are unable to agree upon a Designated Account Holder on or before the twentieth Business Day occurring from and after the date of the Servicer Notice, a Designated Account Holder shall be promptly selected by the independent registered public accounting firm engaged by the Utility at such time, subject to the satisfaction of the Rating Agency Condition.

(b)            Upon exercise by the Series 2025-A System Restoration Bond Trustee or the Series 2026-A System Restoration Bond Trustee, acting upon the vote of the Majority Holders of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds, respectively, of its rights to redirect collections relating to the Series 2025-A System Restoration Property or the Series 2026-A System Restoration Property, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Series 2025-A System Restoration Bond Trustee in the case of all collections relating to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Bond Trustee in the case of all collections relating to the Series 2026-A System Restoration Property; and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Property; provided that that portion of those fees and expenses allocable to collections relating to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Property shall be payable by the Series 2025-A System Restoration Charge Servicer and the Series 2026-A System Restoration Charge Servicer, respectively, from the servicer fees (“Servicer Fees”) provided for in the Series 2025-A System Restoration Property Servicing Agreement and the Series 2026-A System Restoration Property Servicing Agreement, such payments to be made on the Payment Dates (as defined in the applicable Indenture) related to such Servicer Fees. The Series 2025-A System Restoration Bond Trustee, Restoration BondCo II, the Series 2026-A System Restoration Bond Trustee, and Restoration BondCo III shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c)            If a Replacement Servicer cannot be appointed in accordance with Section 4(a)(i) above, then either of the Series 2025-A System Restoration Bond Trustee or the Series 2026-A System Restoration Bond Trustee, acting upon the vote of the Majority Holders of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds, respectively, may exercise its rights under Section 4(a)(ii)(B) above.

(d)            Anything in this Agreement to the contrary notwithstanding, any action taken by either of the Series 2025-A System Restoration Bond Trustee or the Series 2026-A System Restoration Bond Trustee, acting upon the vote of the Majority Holders of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds, respectively, to appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by applicable law or the applicable Financing Order (as defined in the applicable Indenture), of the PUCT. For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any action, the notification in writing to each rating agency then rating the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds (or any tranche thereof) of such action at least 15 Business Days prior to such action, and (i) so long as S&P (as defined in the applicable Indenture) generally will provide such confirmations with respect to asset-backed securities issued by regulated electric utilities that are backed by system restoration property or other types of property specifically created or defined for those securitizations by state legislatures, enactments, confirmation by S&P that such action will not result in a suspension, withdrawal or downgrade of the then-current rating by S&P of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds (or any tranche thereof), and (ii) that, prior to the taking of the proposed action, no rating agency then rating the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds (or any tranche thereof) provides written notice to Restoration BondCo II, the Series 2025-A System Restoration Bond Trustee, the Series 2025-A System Restoration Charge Servicer, Restoration BondCo III, the Series 2026-A System Restoration Bond Trustee, or the Series 2026-A System Restoration Charge Servicer, as applicable, that such action would result in the suspension, withdrawal or downgrade of the then-current rating of the Series 2025-A System Restoration Bonds or the Series 2026-A System Restoration Bonds (or any tranche thereof). The parties hereto acknowledge and agree that the approval or the consent of S&P which may be required to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not S&P is unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Series 2025-A System Restoration Property and the Series 2026-A System Restoration Property which it may have in its possession or may from time to time receive from the Company or any predecessor Series 2025-A System Restoration Charge Servicer or Series 2026-A System Restoration Charge Servicer, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Utility hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of Restoration BondCo II, the Series 2025-A System Restoration Bond Trustee, Restoration BondCo III, the Series 2026-A System Restoration Bond Trustee, and the Company.

SECTION 7. Method of Adjustment and Allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, Restoration BondCo III and the Series 2026-A System Restoration Bond Trustee, each hereby consent and agree to (a) the method of adjustment of the Series 2025-A System Restoration Charges in accordance with Section 4.01 of the Series 2025-A System Restoration Property Servicing Agreement, and (b) the remittance of Series 2025-A System Restoration Charges in accordance with Section 6.12 of the Series 2025-A System Restoration Property Servicing Agreement. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, Restoration BondCo II and the Series 2025-A System Restoration Bond Trustee, each hereby consent and agree to (a) the method of adjustment of the Series 2026-A System Restoration Charges in accordance with Section 4.01 of the Series 2026-A System Restoration Property Servicing Agreement, and (b) the remittance of Series 2025-A System Restoration Charges in accordance with Section 6.12 of the Series 2025-A System Restoration Property Servicing Agreement, and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation.

SECTION 8. Termination. This Agreement shall terminate upon the payment in full of the [Series 2025-A][Series 2026-A]1 System Restoration Bonds, except that the understandings and acknowledgments contained in Sections 1, 2 and 3 shall survive the termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

1 NTD: This will reference the System Restoration Bonds with the earliest latest final maturity date.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of Restoration BondCo II, the Series 2025-A System Restoration Bond Trustee for the benefit of itself, Restoration BondCo III, the Series 2026-A System Restoration Bond Trustee for the benefit of itself, the Holders of the Series 2025-A System Restoration Bonds (as defined in the Series 2025-A System Restoration Bond Indenture) and the Holders of the Series 2026-A System Restoration Bonds (as defined in the Series 2026-A System Restoration Bond Indenture), and the Company and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The parties hereto agree that this Agreement may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Bond Trustees) appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.

SECTION 13. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Series 2025-A System Restoration Bond Indenture or the Series 2026-A System Restoration Bond Indenture, each of the Series 2025-A System Restoration Bond Trustee and the Series 2026-A System Restoration Bond Trustee agrees that it shall not, prior to the date which is one year and one day after termination of both of the Series 2025-A System Restoration Bond Indenture and the Series 2026-A System Restoration Bond Indenture and payment in full of all of the Series 2025-A System Restoration Bonds and the Series 2026-A System Restoration Bonds and all other amounts owed under the Series 2025-A System Restoration Bond Indenture and the Series 2026-A System Restoration Bond Indenture, acquiesce, petition or otherwise invoke or cause either of Restoration BondCo II or Restoration BondCo III to invoke or otherwise join with any Person to invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against Restoration BondCo II or Restoration BondCo III under any U.S. federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Restoration BondCo II or Restoration BondCo III for any substantial part of its respective property, or ordering the dissolution, winding up or liquidation of the affairs of Restoration BondCo II or Restoration BondCo III.

SECTION 14. Trustees. U.S. Bank Trust Company, National Association, as Series 2025-A System Restoration Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Series 2025-A System Restoration Bond Indenture. U.S. Bank Trust Company, National Association, as Series 2026-A System Restoration Bond Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Series 2026-A System Restoration Bond Indenture.

SECTION 15. Pledge to Respective Trustees. (a) Each of the parties hereto acknowledges and consents to any pledge and grant of a security interest by Restoration BondCo II to the Series 2025-A System Restoration Bond Trustee for the benefit of the Secured Parties (as defined in the Series 2025-A System Restoration Bond Indenture) pursuant to the Series 2025-A System Restoration Bond Indenture of any or all of Restoration BondCo II’s rights hereunder.

(b)            Each of the parties hereto acknowledges and consents to any pledge and grant of a security interest by Restoration BondCo III to the Series 2026-A System Restoration Bond Trustee for the benefit of the Secured Parties (as defined in the Series 2026-A System Restoration Bond Indenture) pursuant to the Series 2026-A System Restoration Bond Indenture of any or all of Restoration BondCo III’s rights hereunder.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC,
as Company

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC,
as Series 2025-A System Restoration Property Charge Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC,
as Series 2026-A System Restoration Property Charge Servicer

By:
Name:
Title:

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC,
as Utility

By:
Name:
Title:

CenterPoint Energy Restoration Bond Company II, LLC and CenterPoint Energy Restoration Bond Company III, LLC Intercreditor Agreement

CENTERPOINT ENERGY RESTORATION BOND COMPANY II, LLC

By:
Name:
Title:

CENTERPOINT ENERGY RESTORATION BOND COMPANY III, LLC

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Series 2025-A System Restoration Bond Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Series 2026-A System Restoration Bond Trustee

By:
Name:
Title:

CenterPoint Energy Restoration Bond Company II, LLC and CenterPoint Energy Restoration Bond Company III, LLC Intercreditor Agreement